Exhibit 99.1

March 12, 2013

Net Element International to Acquire Unified Payments, a Leading Provider of Payment Services Recognized by Inc. Magazine as the Fastest-Growing Company in the U.S. in 2012

Proposed Acquisition Expected to Broaden Net Element International’s Suite of Payment Processing Solutions and Position the Company for Continued Global Growth

MIAMI--(BUSINESS WIRE)--Net Element International (NASDAQ: NETE), a technology-driven group specializing in electronic commerce and mobile payment processing, and Unified Payments, a leading provider of transaction processing services and payment-enabling technologies that was recognized by Inc. Magazine as the fastest-growing private company in the U.S. in 2012, today announced that they have entered into a binding term sheet for Net Element International to acquire Unified Payments and operate it through its newly formed subsidiary and holding company, TOT, Inc. (TOT).

The acquisition is expected to position and diversify Net Element International’s TOT Money business and expand its global presence in the payments market. When the acquisition has been completed, Net Element International plans to aggressively begin deploying Unified Payments’ products and services in Russia and other emerging markets, while Unified Payments provides a strong foundation of recurring revenues in the U.S.

Both companies consider the acquisition a major win-win that will create a strong, driven and innovative force in the mobile and transaction processing markets. Their robust global networks and top-tier business relationships, combined with their shared commitment to payment technology innovation, are expected to help Net Element International spread its technology and business to a broader range of users in Russia and other emerging markets while expanding and diversifying its business base in North America.

“We became motivated to acquire Unified Payments after learning about its remarkable success, as it is very rare to see a young company with such an impressive growth track record,” said Net Element International Chairman Kenges Rakishev, himself a noted global business leader and strategic technology investor named one of the 50 most influential people in Kazakhstan. “This acquisition is extremely synergistic, as Net Element will leverage its deep industry relationships in Russia and Commonwealth of Independent States markets to introduce Unified Payment's unique business model and technologies in these growth markets. Indeed, the combination of these two cutting-edge companies resulting in the formation of TOT is expected to build a strong, technology-driven company in the global mobile and transaction processing markets.”

Oleg Firer, co-founder and executive chairman of Unified Payments, echoed Rakishev’s enthusiasm: “Unified Payments shares Net Element International’s vision to energize and enhance the world of payment processing. I am excited to lead our team to bring the best, most compelling technologies to our focus markets. There are enormous opportunities in Russia and other emerging markets, and we are well-positioned to implement our products and services in these high-growth markets.”

Plans call for appointing Firer to the position of Chief Executive Officer of Net Element International, with Steven Wolberg joining Net Element International as Chief Legal Officer, and Tim Greenfield, Net Element International’s president of mobile commerce and payment processing, becoming President of Corporate Development. Ivan Onuchin will remain as Chief Technology Officer and Jonathan New will remain as Chief Financial Officer. Francesco Piovanetti, Net Element International’s current Chief Executive Officer, will become a consultant to the company. These changes in management of Net Element International are expected to take place following closing of Net Element International's proposed acquisition of Unified Payments.

The terms of the proposed acquisition are disclosed in Net Element International's Form 8-K filed with the SEC today.

The proposed acquisition is subject to Net Element International’s satisfactory completion of due diligence, the execution of an acquisition agreement and ancillary agreements and documents satisfactory to the parties, and other customary closing conditions.

About Net Element International (NASDAQ: NETE)

Net Element International (NASDAQ: NETE) is a global technology-driven group specializing in electronic commerce and mobile payments. The company owns and operates a mobile payments company, TOT Money, as well as several popular content monetization verticals. Together with its subsidiaries, Net Element International enables ecommerce and content-management companies to monetize their assets in ecommerce and mobile commerce environments. Its global development centers and high-level business relationships in the United States, Russia and Commonwealth of Independent States strategically position the company for continued growth. The company has U.S. headquarters in Miami and international headquarters in Moscow. More information is available at www.netelement.com.

About Unified Payments

Unified Payments, which has been recognized by Inc. Magazine as the fastest-growing private company in America in 2012, is a leading socially responsible provider of transaction processing services and payment-enabling technologies to small, medium, and large merchants across the United States. Unified Payments provides comprehensive turnkey, transaction processing solutions to merchants across the United States. By utilizing the products and services offered by Unified Payments, merchants are able to accept both traditional card present, mobile payments, card-not present payments, and other forms of cashless payments such as prepaid cards, stored-value cards, gift cards and other closed loop network payments. Its corporate headquarters are in Miami.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “possible,” “potential,” “proposed,” “will,” “may,” “could,” “should,” “expect,” “expected,” “contemplated,” “plans,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Net Element International’s plans, intentions and expectations with respect to the proposed acquisition of Unified Payments; Net Element International’s satisfactory completion of due diligence with respect to Unified Payments and its business, financial condition, assets and operations; the execution of an acquisition agreement and ancillary agreements and documents satisfactory to Net Element International and United Payments; the satisfaction of customary closing conditions; who the executive officers of Net Element International will be upon closing of the proposed transaction; the extent to which the proposed acquisition diversifies Net Element International’s TOT Money business and/or expands its presence in the payment processing market; the extent that Unified Payments’ business provides recurring revenues in the United States to Net Element International following the closing of the proposed acquisition; the extent that the proposed acquisition helps Net Element International spread its technology and business to a broader range of users in Russia and other emerging markets; and the extent that the proposed acquisition helps Net Element International expand and diversify its business base in North America. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Net Element International and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure for any reason of Net Element International to satisfactorily complete due diligence with respect to Unified Payments and its business, financial condition, assets and operations; (ii) the failure of Net Element International for any reason to enter into an acquisition agreement for the acquisition of Unified Payments; (iii) if such an acquisition agreement is entered into, the failure of the proposed acquisition to close for any reason; (iv) the change for any reason in who the executive officers of Net Element International will be upon closing of the proposed acquisition; (v) risks relating to the consummation of the contemplated acquisition, including the risk that required consents to the acquisition might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (vi) the impact of the proposed acquisition on the markets for Net Element International’s and its subsidiaries’ products and services and on the markets for Unified Payments’ products and services; (vii) the employees of Net Element International and Unified Payments not being integrated successfully; (viii) operating costs and business disruption following the proposed acquisition, including adverse effects on employee retention and on Net Element International’s and/or Unified Payments’ business relationships with third parties; (ix) adverse effects on the financial condition of Net Element International following the proposed acquisition as a result of the assumption of indebtedness of United Payments; (x) adverse changes in the performance of the business of Unified Payments; (xi) the future performance of Net Element International following the closing of the proposed acquisition; and (xii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the current report, as amended, on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2012 (including, without limitation, the information incorporated by reference therein from the Definitive Joint Proxy Statement and Prospectus, dated September 4, 2012, filed with the SEC on September 5, 2012), the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by Net Element International with the SEC. Net Element International anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Net Element International assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Contacts

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Source: Net Element International